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UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549	OMB Number: 3235-0060 Expires: March 31, 2014 Estimated average burden hours per response……………5.00
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 13, 2011	333-159517
Date of Report (Date of earliest event reported)	Commission File Number

LORAN CONNECTION CORP

(Exact name of registrant as specified in its charter)

Nevada	26-3106763
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4326 193rd Avenue SE Issaquah, Washington 98027
(Address of Principal Executive Offices) (Zip Code)

(503) 730-7643
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 16, 2011, the Board of Directors of the Company appointed Frederic D. Knight to the office of Chief Executive Officer of the Company, and Frederic D. Knight accepted such appointment. Mr. Knight, age 55, has 30 years of professional experience in power systems, developing disruptive technologies and managing growth companies. As a Corps of Engineers Army officer, he was responsible for transportable power and communications at PM TACMIS, a Computer Systems Command program management office deploying automated systems worldwide. From 1987-1989, he served as VP Sales for Data Communication Systems (a manufacturer’s rep company). Sensing a market gap, he co-founded Universal Power Systems, Inc. in 1989 (served as President/ CEO) which was acquired by Engineered Support Systems Inc. (a public company) in 2002, then continued as President of UPSI (a wholly-owned subsidiary) until ESSI was acquired by DRS in 2006. In 2006 he was COO for Entrex, Inc. (a private equity reporting firm), and in 2009 he served as President of TAC-V, a private military vehicle company where he facilitated the technology sale to Force Protection. As President of Dayton Services Inc, Mr. Knight consults on emerging technologies such as grid scale energy storage, high energy soil/waste remediation, and ICE engine topologies. Mr. Knight has a B.S. from Regent’s College in Albany, NY and completed the MIT-Advanced Business Program “Birthing of Giants”.

Effective as of December 16, 2011, the Board of Directors of the Company appointed Patrick Garrett to the office of Chief Operating Officer of the Company, and Patrick Garrett accepted such appointment. Mr. Garrett has over 20 years of professional experience in construction, environmental construction and remediation for national and international clients. Mr. Garrett pioneered the use of Low Temperature Thermal Desorption units (LTTD) with his first entrepreneurial enterprise in 1987. He successfully negotiated a multiple award contract for the first in situ soil remediation with the United States Navy. Mr. Garrett served as West Coast Operations Manager for CET Environmental Services, where he was responsible for project management of 100 people in seven regional offices in support of contract compliance with the Environmental Protection Agency. Mr. Garrett was the Chief Operating Officer for Ganco Environmental Construction, where he was responsible for international business development with global oil companies. Mr. Garrett was engaged by Remtech in 2000, where he originally was engaged on a “work to purchase” contract and eventually built Remtech from annual revenue of $6.0 million to a $26.0 million in annual revenue. Mr. Garrett holds numerous industry certifications.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2011, the Board of Directors determined that it was in the best interests of the Company and its stockholders to amend and restate the Bylaws of the Company and by resolution authorized, approved and adopted Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”) replacing the former Bylaws of the Company therewith in their entirety (the “Former Bylaws”). The Amended and Restated Bylaws became effective immediately upon their adoption.

The following describes certain material provisions adopted or changed by the Amended and Restated Bylaws:

•

Article II, Section 2 of the Amended and Restated Bylaws provides notice procedures for business to be properly brought before an annual meeting of the stockholders and stockholder nomination procedures for the election of new directors of the Company.

•

Article II, Section 3 of the Amended and Restated Bylaws provides requirements for calling special meetings of the stockholders of the Company.

•

Article II, Section 5 of the Amended and Restated Bylaws provides that, when any stockholders’ meeting, either annual or special, is adjourned for forty-five (45) days or more, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.

•

Article II, Section 6 of the Amended and Restated Bylaws provides the requirements for determining which persons are entitled to vote at any stockholders’ meeting and provides that directors will be elected by a plurality rather than majority of the votes of shares present in person or represented by proxy at the meeting.

•

Article II, Section 8 of the Amended and Restated Bylaws provides that prompt notice must be given of the taking of any corporate action approved by the stockholders without a meeting by less than unanimous written consent to those stockholders entitled to vote who have not consented to such corporate action in writing.

•

Article II, Section 10 of the Amended and Restated Bylaws provides requirements for the appointment of inspectors of election at stockholder meetings and provides that the number of inspectors of election at stockholder meetings shall be either one (1) or three (3).

•

Article II, Section 11 of the Amended and Restated Bylaws provides that stockholder lists pertaining to stockholder meetings must be prepared and made available to stockholders for examination at least ten (10) days before every meeting of the stockholders.

•

Article III, Section 2 of the Amended and Restated Bylaws provides that the authorized number of directors shall be not less than one (1) nor more than thirteen (13) as fixed from time to time by resolution of the Board of Directors. Article III, Section 3.1 of the Former Bylaws provided that the authorized number of directors shall not be less than one (1) or more than nine (9).

•

Article III, Section 5 of the Amended and Restated Bylaws provides that any director or the entire Board of Directors may be removed from office at any time, without cause, by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. Article III, Section 3.4 of the Former Bylaws provided that such removal of any director or the entire Board of Directors could be effected by a vote of the holders of a majority of the shares then entitled to vote at an election of directors at a meeting of stockholders called expressly for that purpose.

•

Article III, Section 6 of the Amended and Restated Bylaws provides that vacancies in the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders. Article III, Section 6 of the Amended and Restated Bylaws further provides that the stockholders at any time may elect a director or directors to fill a vacancy or vacancies not filled by the directors and that any such election by written consent shall require the consent of holders of a majority of the outstanding shares entitled to vote. Article III, Section 3.5 of the Former Bylaws provided that vacancies in the Board of Directors resulting from the resignation or removal of a director and newly created directorships resulting from any increase in the authorized number of directors shall be filled by the stockholders.

•

Article V of the Amended and Restated Bylaws provides broad indemnification rights to officers, directors and other persons and related conditions and procedures with respect thereto.

The foregoing is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01	Other Events.

On December 16, 2011, the Board of Directors determined that it was in the best interests of the Company and its stockholders that the Company change its address to 4326 193rd Avenue SE, Issaquah, WA 98027 (the “Address Change”) and by resolution authorized, approved and adopted the Address Change.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

3.2

Amended and Restated Bylaws of Loran Connection Corp.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORAN CONNECTION CORP

December 19, 2011		/s/CHRISTOPHER A. WILSON
	Name:	Christopher A. Wilson
	Title:	Secretary